August 10, 2007

DREYFUS FLORIDA MUNICIPAL MONEY MARKET FUND

Supplement to Prospectus dated April 1, 2007

The fund’s Board of Trustees has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the fund and Dreyfus Municipal Money Market Fund, Inc. (the “Acquiring Fund”). The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”).

It is currently contemplated that holders of fund shares as of September 7, 2007 (the “Record Date”) will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about November 15, 2007. If the Agreement is approved, the Reorganization will become effective on or about November 27, 2007.

In anticipation of the Reorganization, effective on or about August 10, 2007 (the “Sales Discontinuance Date”), the fund was closed to any investments for new accounts, except that new accounts may be opened by wrap accounts that established the fund as an investment option prior to the Sales Discontinuance Date. New Accounts also may be opened, until on or about August 31, 2007, for certain qualified sweep accounts (the “Qualified Sweep Accounts”). Shareholders of the fund as of the Sales Discontinuance Date, and shareholders of the fund in Qualified Sweep Accounts, each may continue to make additional purchases and to reinvest dividends and capital gains into their existing fund accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to fund shareholders as of the Record Date.The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-645-6561.

0741S0807